CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, David B. Perkins, Principal Executive Officer of Hatteras Multi-Strategy TEI Institutional Fund, L.P., certify to the best of my knowledge that:

1. The N-CSR of the registrant for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: DECEMBER 9, 2011	/s/ David B. Perkins
David B. Perkins, President
(principal executive officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Hatteras Multi-Strategy TEI Institutional Fund, LP and will be retained by Hatteras Investment Partners LLC, and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATIONS PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, R. Lance Baker, Principal Financial Officer of Hatteras Multi-Strategy TEI Institutional Fund, L.P., certify to the best of my knowledge that:

1. The N-CSR of the registrant for the period ended September 30, 2011 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: DECEMBER 9, 2011	/s/ R. Lance Baker
R. Lance Baker, Treasurer
(principal financial officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to Hatteras Multi-Strategy TEI Institutional Fund, LP and will be retained by Hatteras Investment Partners LLC, and furnished to the Securities and Exchange Commission or its staff upon request.